UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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☐	Soliciting Material Pursuant to §240.14a-12

ENZON PHARMACEUTICALS, INC.

(Name of Registrant as Specified in its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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20 Commerce Drive, Suite 135
Cranford, New Jersey 07016
(732) 980-4500

NOTICE OF VIRTUAL ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON FRIDAY, DECEMBER 18, 2020

To our stockholders:

The 2020 virtual annual meeting of stockholders (the “2020 Annual Meeting”) of Enzon Pharmaceuticals, Inc., a Delaware corporation, will be held on Friday, December 18, 2020 at 11:00 a.m., local time, for the following purposes:

1.	to elect three directors, each for a one-year term expiring at our next annual meeting of stockholders and until such director’s successor is elected and qualified (Proposal No. 1);

2.	to ratify the appointment of EisnerAmper LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020 (Proposal No. 2);

3.	to approve, on an advisory basis, the compensation of our named executive officers (Proposal No. 3); and

4.	to transact such other matters as may properly come before the 2020 Annual Meeting or any adjournment or postponement thereof.

Only holders of record of our common stock as of the close of business on October 29, 2020, the record date, are entitled to notice of and to vote at the 2020 Annual Meeting.

The annual meeting will be a completely “virtual” meeting of stockholders. You will be able to listen and participate in the virtual annual meeting as well as vote and submit your questions during the live webcast of the meeting by visiting https://www.cstproxy.com/enzon/2020 and entering the twelve-digit control number included in your Notice Regarding the Availability of Proxy Materials, on your proxy card or in the instructions that accompanied your proxy materials.

Whether or not you plan to participate virtually in the 2020 Annual Meeting, your vote is important. To assure your representation at the meeting, please vote by signing and dating the enclosed proxy card and returning it promptly in the enclosed postage-paid envelope or by submitting voting instructions via the Internet at www.cstproxyvote.com. Sending in your proxy or submitting voting instructions via the Internet will not prevent you from voting at the at the 2020 Annual Meeting. If you vote at the meeting by ballot at the 2020 Annual Meeting, that vote will revoke any prior proxy or voting instructions that you have submitted.

By Order of the Board of Directors,

/s/ Andrew Rackear
Andrew Rackear
Chief Executive Officer and Secretary
Cranford, New Jersey

October 30, 2020

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE 2020 VIRTUAL ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 18, 2020

This Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2019 are available online at: https://www.cstproxy.com/enzon/2020

20 Commerce Drive, Suite 135
Cranford, New Jersey 07016
(732) 980-4500

PROXY STATEMENT

Enzon Pharmaceuticals, Inc. is furnishing this proxy statement and the enclosed proxy card to our stockholders of record as of the close of business on October 29, 2020 in connection with our solicitation of proxies for use at the virtual annual meeting of stockholders and any adjournment(s), postponement(s) or other delays thereof (the “2020 Annual Meeting”) to be held on Friday, December 18, 2020 at 11:00 a.m., local time.

The annual meeting will be a completely “virtual” meeting of stockholders. You will be able to listen and participate in the virtual annual meeting as well as vote and submit your questions during the live webcast of the meeting by visiting https://www.cstproxy.com/enzon/2020 and entering the twelve-digit control number included in your Notice Regarding the Availability of Proxy Materials, on your proxy card or in the instructions that accompanied your proxy materials.

References in this proxy statement to the “Company,” “our company,” “we,” “us,” “our” and similar terms mean Enzon Pharmaceuticals, Inc.

The accompanying proxy is solicited by our Board of Directors (our “Board”) and is revocable by the stockholder any time before it is voted at the 2020 Annual Meeting.

We have elected to take advantage of the SEC’s “notice and access” rule that allows us to furnish proxy materials to stockholders online. On or about November 3, 2020, we mailed to our stockholders of record as of the close of business on October 29, 2020 either (i) a Notice of Internet Availability of Proxy Materials containing instructions on how to access our proxy materials online and how to request a printed set of our proxy materials or (ii) if previously requested, a printed set of our proxy materials. If you received a Notice of Internet Availability of Proxy Materials by mail, you will not receive a printed set of our proxy materials unless you specifically request one.

Our principal executive offices are located at 20 Commerce Drive, Suite 135, Cranford, New Jersey 07016, telephone (732) 980-4500.

Who May Vote

Only holders of our common stock (“Common Stock”) outstanding as of the close of business on October 29, 2020 (the “Record Date”) are entitled to receive notice of, and to vote at, the 2020 Annual Meeting. As of the Record Date, there were 74,214,603 shares of Common Stock outstanding and entitled to vote at the 2020 Annual Meeting and there were no other class of securities outstanding that will be entitled to vote at the 2020 Annual Meeting. Each share of Common Stock is entitled to one vote on all matters. There are no cumulative voting rights.

Voting Requirements

One-third of the shares of Common Stock entitled to vote at the 2020 Annual Meeting present at the meeting or by proxy constitutes a quorum for action at the meeting. Broker non-votes and abstentions are counted for purposes of determining whether a quorum is present. A “non-vote” occurs when a nominee holding shares for a beneficial owner votes on one proposal but does not vote on another proposal because, with respect to such other proposal, the nominee does not have discretionary voting power and has not received instructions from the beneficial owner.

The vote requirement for each matter is as follows:

•	Proposal No. 1 (Election of Directors) – A nominee will be elected as a director if he or she receives a majority of the votes cast at the 2020 Annual Meeting. A majority of votes cast means that the number of shares voted “FOR” the nominee’s election exceeds the number of votes cast “AGAINST” that nominee’s election. Abstentions and broker non-votes, if any, will not be counted either for or against the election of a nominee.

•	Proposal No. 2 (Ratification of the appointment of EisnerAmper LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020) – The ratification of the appointment of EisnerAmper LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020 requires the favorable vote of a majority of the shares of Common Stock present or represented virtually by proxy at the 2020 Annual Meeting and entitled to vote thereon. Abstentions from voting will have the same effect as voting against the ratification, and broker non-votes, if any, will be disregarded and have no effect on the outcome of the vote.

•	Proposal No. 3 (Approval, on an advisory basis, of the compensation of our named executive officers) – The approval, on an advisory (non-binding) basis, of the compensation of our named executive officers as described in this proxy statement requires the favorable vote of a majority of the shares of Common Stock present or represented by proxy at the 2020 Annual Meeting and entitled to vote thereon. Abstentions from voting will have the same effect as voting against the proposal, and broker non-votes, if any, will be disregarded and have no effect on the outcome of the vote.

Broker Non-Votes

If you are a beneficial owner whose shares are held in the name of a broker, and you do not provide your broker with voting instructions, the broker has the authority to vote your shares for or against certain “routine” matters. The proposal to ratify the appointment of EisnerAmper LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020 is the only routine matter being considered at the 2020 Annual Meeting.

Our Board’s Voting Recommendations

Our Board recommends that you vote your shares “FOR” each of our Board’s nominees who are standing for election to our Board (Proposal No. 1), “FOR” the ratification of the appointment of EisnerAmper LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020 (Proposal No. 2) and “FOR” the approval, on an advisory basis, of the compensation of our named executive officers (Proposal No. 3).

General Information

Due to the emerging public health impact of COVID-19, and to support the health and well-being of our stockholders, this year’s annual meeting will be held in a virtual meeting format only. We have designed our virtual format to enhance, rather than constrain, stockholder access, participation and communication. It is the present expectation of our Board that future annual meetings will have an in-person format.

Our Board has made these materials available to you over the Internet, or has delivered printed versions of these materials to you by mail, in connection with our Board’s solicitation of proxies for use at the virtual-only 2020 annual meeting of stockholders, or the virtual annual meeting. for use at the virtual-only 2020 Annual Meeting. The 2020 Annual Meeting is scheduled to be held on Friday, December 18, 2020 at 11:00 a.m., local time, via live webcast through the website link below. You will need the twelve-digit control number provided on the Notice Regarding the Availability of Proxy Materials, your proxy card (if applicable) or your proxy materials. This solicitation is for proxies for use at the virtual annual meeting or at any reconvened meeting after an adjournment or postponement of the virtual annual meeting.

Giving us your proxy means you authorize our Board’s designated proxy holders (who are identified on the enclosed proxy card) to vote your shares at the 2020 Annual Meeting in the manner that you have indicated and in their discretion on such other matters as may properly come before the 2020 Annual Meeting. If you sign and return the enclosed proxy card but do not indicate your vote, the designated proxy holders will vote your shares “FOR” each of our Board’s nominees that are standing for election to our Board (Proposal No. 1), “FOR” the ratification of the appointment of EisnerAmper LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020 (Proposal No. 2) and “FOR” the approval, on an advisory basis, of the compensation of our named executive officers (Proposal No. 3).

Voting at the 2020 Annual Meeting

This year’s 2020 Annual Meeting will be held entirely online and you will not be able to attend the virtual meeting. This will allow greater participation, particularly because we do not know whether, in light of ongoing public health concerns surrounding COVID-19, an in-person meeting would be permissible or advisable. Shareholders may participate in the virtual annual meeting by visiting the following website: https://www.cstproxy.com/enzon/2020. To participate in the 2020 Annual Meeting, you will need the twelve-digit control number included on your Notice, on your proxy card or on the instructions that accompanied your proxy materials. Shares held in your name as the shareholder of record may be voted electronically during the virtual annual meeting. Shares for which you are the beneficial owner but not the shareholder of record also may be voted electronically during the virtual annual meeting. However, even if you plan to participate in the virtual annual meeting, we recommend that you vote your shares in advance, so that your vote will be counted if you later decide not to participate in the 2020 Annual Meeting.

Voting Without Participating in the 2020 Annual Meeting

To vote your shares without participating in the virtual annual meeting, please follow the instructions for Internet or telephone voting on the Notice. If you request printed copies of the proxy materials by mail, you may also vote by signing and submitting your proxy card and returning it by mail, if you are the stockholder of record, or by signing the voter instruction form provided by your bank or broker and returning it by mail, if you are the beneficial owner but not the stockholder of record. This way your shares will be represented whether or not you are able to participate in the virtual annual meeting.

How to Participate in the 2020 Annual Meeting

You are entitled to participate in the virtual annual meeting only if you were a stockholder of record as of October 29, 2020 or you hold a valid proxy for the virtual annual meeting. You may participate in the virtual annual meeting, vote, and submit a question during the virtual annual meeting by visiting https://www.cstproxy.com/enzon/2020 and using your twelve-digit control number to enter the meeting. If you are not a stockholder of record but hold shares as a beneficial owner in street name, you may use your twelve-digit control number to enter the meeting. If you do not use your twelve-digit control number, you may be required to provide proof of beneficial ownership, such as your most recent account statement as of the Record Date, a copy of the voting instruction form provided by your broker, bank, trustee, or nominee, or other similar evidence of ownership. If you do not comply with the procedures outlined above, you will not be admitted to the virtual annual meeting.

Revoking a Proxy

You may revoke your proxy or voting instructions by (i) submitting new voting instructions via the Internet at www.cstproxyvote.com, (ii) submitting a new proxy with a later date or (iii) notifying our Secretary before the 2020 Annual Meeting by mail at the address shown on page 1. If you participate in the 2020 Annual Meeting and vote by ballot, any previously submitted proxy or voting instructions will be revoked.

How We Solicit Proxies

We will solicit proxies and will bear the entire cost of our solicitation, including the preparation, assembly, printing and mailing of this proxy statement and any additional materials furnished to our stockholders. The initial solicitation of proxies by mail may be supplemented by telephone, fax, e-mail, Internet and personal solicitation by our directors or officers. No additional compensation for soliciting proxies will be paid to our directors or officers for their proxy solicitation efforts. We expect to reimburse banks, brokers and other persons for their reasonable out-of-pocket expenses in handling proxy materials for beneficial owners of Common Stock. We have engaged the services of D.F. King & Co., Inc. to assist us in the solicitation of proxies for an anticipated fee of $7,000 plus expenses.

If You Receive More Than One Proxy Card

If you hold your shares of Common Stock in more than one account, you will receive a proxy card for each account. To ensure that all of your shares of Common Stock are voted, please sign, date and return the proxy card, or submit voting instructions via the Internet at www.cstproxyvote.com, for each account. You should vote all of your shares of Common Stock.

Delivery of Documents to Stockholders Sharing an Address

A number of brokers with account holders who are stockholders of the Company will be “householding” our proxy materials. A single set of the proxy materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive separate proxy materials, please notify your broker, direct a written request to Enzon Pharmaceuticals, Inc., 20 Commerce Drive, Suite 135, Cranford, New Jersey 07016, attention: Corporate Secretary. A separate copy of the proxy materials or our 2019 Annual Report will be delivered to you promptly and without charge. Stockholders who currently receive multiple copies of the proxy materials at their address and would like to request “householding” of their communications should contact their broker.

For Assistance with Technical Difficulties at the Virtual meeting

If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the virtual annual meeting website.

PROPOSAL NO. 1 – ELECTION OF DIRECTORS

General

Pursuant to the provisions of our Amended and Restated Certificate of Incorporation and our Second Amended and Restated By-Laws, each member of our Board is to be elected each year to hold office for one year until the annual meeting of stockholders after such election. Our current three-member Board recommends that the stockholders elect all of our director nominees at the 2020 Annual Meeting to serve until our next annual meeting of stockholders and until such director’s successor is elected and qualified. The proxies solicited by this proxy statement cannot be voted for more than three nominees at the 2020 Annual Meeting. The nominees who are standing for election to our Board at the 2020 Annual Meeting and certain information with respect to their backgrounds are set forth below. It is the intention of the persons named in the accompanying proxy card, unless otherwise instructed, to vote to elect the nominees named herein. In the event that any nominee named herein is unable or unwilling to serve as a director, discretionary authority is reserved to our Board to vote for a substitute. Our Board has no reason to believe that any nominee named herein will be unable to serve if elected.

Our Second Amended and Restated By-Laws provide for majority voting for election of directors in uncontested elections. In an uncontested election of directors (i.e., an election where the only nominees are those recommended by our Board), each member of our Board will be elected only if the votes cast for the nominee exceed the votes cast against the nominee, rather than by plurality voting. Plurality voting is retained for contested elections. In addition, our Board also adopted a Board Resignation Policy in furtherance of these majority voting principles. Pursuant to this policy, each of our Board’s nominees would agree to submit an irrevocable resignation from our Board, which will become effective in accordance with such policy in the event the nominee fails to receive the required vote for his or her election at the 2020 Annual Meeting.

Director Nominees

Our Board has nominated and recommended for election the following persons to stand for re-election at the 2020 Annual Meeting: Jordan Bleznick, Jennifer McNealey, and Randolph C. Read. The proxies solicited by this proxy statement cannot be voted for more than three nominees at the 2020 Annual Meeting.

On August 4, 2020, our Board elected Mr. Bleznick to serve as a director to fill the vacancy left by the resignation of Jonathan Christodoro, who had served as a director since 2013, and elected Mr. Read as director to fill the vacancy left by Odysseas Kostas, M.D., who had served as a director since 2013. Mr. Christodoro and Dr. Kostas each resigned from our Board effective August 4, 2020, neither as the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

The nominees for election to the office of director, and certain information with respect to their backgrounds, are set forth below. It is the intention of our Board’s designated proxy holders (who are identified on the enclosed proxy card), unless otherwise instructed, to vote to elect Mr. Bleznick, Ms. McNealey, and Mr. Read.

In the event that any of our Board’s nominees is unable or unwilling to serve as a director, discretionary authority is reserved to our Board to select a substitute. Our Board has no reason to believe that any nominee named herein will be unable to serve if elected. Each nominee for director has consented to being named in this proxy statement and to serving as a director if elected.

Set forth below are the name, age and year in which the current term expires of each nominee for election to our Board as of the date of this proxy statement.

Nominee Name	Age	Director Since	Position with Our Company	Term Expires on the Annual Meeting Held in the Year
Jordan Bleznick	65	2020	Director	2020
Jennifer McNealey	47	2013	Director	2020
Randolph C. Read	68	2020	Director	2020

Nominees for Election as Directors

Jordan Bleznick – Mr. Bleznick has been a director of our Company since August 2020. Since September 2002, Mr. Bleznick has been the Vice President/Taxes of Starfire Holding Corporation, a privately-held holding company of Carl C. Icahn. He has been the Chief Tax Counsel for various affiliates of Mr. Icahn since April 2002. From March 2000 through March 2002, Mr. Bleznick was a partner in the New York City office of the law firm of DLA Piper, formerly known as Piper Rudnick, LLP. From March 1984 until February 2000, he was an associate and then a partner at the New York City law firm of Gordon Altman Weitzen Shalov and Wein. Mr. Bleznick received a B.A. in Economics from the University of Cincinnati in 1976, a J.D. from The Ohio State University College of Law in 1979 and a L.L.M. in Taxation from the New York University School of Law in 1980. Mr. Bleznick’s qualifications to serve as a director of our Company include his expertise in tax law and his involvement with other public companies owned by Carl C. Icahn and affiliated entities.

Jennifer McNealey – Ms. McNealey has been a director of our Company since September 2013. Since December 2016, Ms. McNealey has been Vice President, Investor Relations and Strategy of Calithera Biosciences, Inc. From February 2015 to December 2016, Ms. McNealey was Senior Director Investor Relations and served as a member of the management team at Calithera Biosciences, Inc. Prior to joining Calithera Biosciences, Inc., Ms. McNealey served as an advisor to biotechnology companies. In 2005, Ms. McNealey founded Laurient LLC, a research company focused on the biotechnology and pharmaceutical industries, where she worked until 2012. Prior to founding Laurient LLC, Ms. McNealey served as a portfolio manager and biotechnology analyst at various firms, including Paramount Capital, Franklin Templeton, Amerindo Investment Advisors and Morgan Stanley Dean Witter Advisors. Ms. McNealey has a B.A. and an M.H.A. from Cornell University. Ms. McNealey’s qualifications to serve as a director of our Company include her service as a member of the management team of another public company, as well as her extensive experience in the biotechnology and pharmaceutical industries.

Randolph C. Read – Mr. Read has been a director of our Company since August 2020, and since that time has served as our Chairman of the Board and Chairman of the Finance and Audit Committee. Mr. Read has been President and Chief Executive Officer of Nevada Strategic Credit Investments, LLC since 2009. Mr. Read has served since November 2018 as an independent manager/director and Chairman of the Board of Managers of New York REIT Liquidating, LLC, a successor to New York REIT, Inc., a publicly traded (NYSE) real estate investment trust, where Mr. Read served as an independent director from December 2014 to November 2018, including as Chairman of its Board of Directors from June 2015 to November 2018. Mr. Read has served as an independent director of Luby’s, Inc. since August 2019, including Co-Chairman of its Special Committee. Mr. Read has served as an independent Director of SandRidge Energy, Inc. since June 2018, including as Chairman of its Audit Committee and Chairman of its Finance Committee. Mr. Read served as an independent director of Business Development Corporation of America from December 2014 to June 2018. Mr. Read also served as an independent director of Business Development Corporation of America II from December 2014 until its liquidation and dissolution in December 2015. Mr. Read served as the Chairman of the Board of Directors of Healthcare Trust, Inc., a real estate investment trust, from February 2015 to October 2016. Mr. Read has previously served as President of a variety of other companies and has previously served on a number of public and private company boards. Mr. Read is admitted as a Certified Public Accountant and has an M.B.A. in Finance from the Wharton Graduate School of the University of Pennsylvania and a B.S. from Tulane University. Mr. Read’s qualifications to serve as a director of our Company include his significant business experience as a director and an executive officer of entities in a variety of industries, as well as capital markets, governance, and operations, in addition to his knowledge, financial expertise and leadership qualities and roles.

Vote Required

A nominee will be elected as a director if he or she receives a majority of the votes cast by the shares present or represented by proxy at the 2020 Annual Meeting. A majority of votes cast means that the number of shares voted “FOR” a nominee’s election exceeds the number of votes cast “AGAINST” that nominee’s election. Abstentions and broker non-votes, if any, will not be counted either for or against the election of a nominee.

Recommendation

Our Board recommends that you vote “FOR” each of the nominees named above (Proposal No. 1 on the proxy card).

DIRECTORS’ NOMINATION

Process for Identifying and Evaluating Nominees. As the Governance and Nominating Committee was dissolved in August 2020, since the full Board effectively acted in such capacity, the process for nominating persons for election to our Board follows that which was identified in the previous charter of the Governance and Nominating Committee. The Board solicits nominations for new directors and screens the list of potential new directors submitted to it by other directors or any other sources and decide whether the assistance of a search firm is needed, and if so, chooses the firm. After a review of candidates and after considering the advice of the Chairperson of our Board, the Board will designate which candidates, if any, are to be interviewed.

Criteria for Board Membership. Although there is no specific criteria for identifying and recommending new candidates to serve as directors; candidates may be interviewed by our Board to evaluate the following, among other qualifications it may deem appropriate:

•	experience as a director of another publicly-traded corporation, experience in industries or with technologies relevant to our Company, accounting or financial reporting experience, or such other professional experience that the Board determines qualifies an individual for Board service;

•	candidates’ business judgment and temperament, ethical standards, view of the relative responsibilities of a director and management, independent thinking, articulate communication and intelligence; and

•	any other factors as the Board deems appropriate, including judgment, skill, diversity, experience with businesses and other organizations of comparable size, the interplay of the candidate’s experience with the experience of other Board members, and the extent to which the candidate would be a desirable addition to our Board and any committees of our Board.

Although there is no written diversity policy, our Board generally considers diversity of knowledge, skills and professional experience as factors in evaluating candidates for our Board.

Stockholder Nominees. Our Board will consider written proposals from stockholders for nominees for director. Any such nominations should be submitted to the Board, c/o the Secretary, and should include the following information: (i) all information relating to such nominee that is required to be disclosed pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected) and our Second Amended and Restated-Bylaws; (ii) the names and addresses of the stockholders making the nomination and the number of shares of Common Stock that are owned beneficially and of record by such stockholders; (iii) appropriate biographical information and a statement as to the qualification of the nominee and (iv) a statement whether the nominee, if elected, intends to tender an irrevocable resignation effective upon such person’s failure to receive the required vote, as will be provided by candidates nominated by our Board, in accordance with our Board’s resignation policy described below. Our Second Amended and Restated By-Laws generally require that this information should be submitted not less than 120 days prior to the anniversary date of the immediately preceding annual meeting of stockholders. The manner in which the committee evaluates potential directors will be the same for candidates recommended by the stockholders as for candidates recommended by others.

Majority Voting for Directors and Board Resignation Policy. Our Second Amended and Restated By-Laws provide for majority voting for election of directors in uncontested elections. In an uncontested election of directors (i.e., an election where the only nominees are those recommended by our Board), each member of our Board will be elected only if the votes cast for the director exceed the votes cast against the director, rather than by plurality voting. Plurality voting is retained for contested elections. In addition, our Board also adopted a Board Resignation Policy in furtherance of the majority voting principles reflected in our Second Amended and Restated By-Laws. Under this policy, in uncontested elections, a director nominee who does not receive the required votes for election or re-election is expected to tender his or her resignation to our Board. In addition, our Board expects candidates to tender resignations if they fail to receive the required votes. The resignation tendered by a nominee would be effective automatically on the 60th day following the annual meeting at which the nominee failed to receive the required vote, unless our Board decides to suspend the resignation for so long as our Board determines that such resignation would cause our Board or committees thereof to fail to comply with our bylaws, the Delaware General Corporation Law or any regulation promulgated by the SEC. We intend on publicly disclosing our Board’s determination regarding any suspension of any tendered resignation and the rationale behind the decision.

DIRECTORS’ COMPENSATION

Amended and Restated 2013 Outside Director Compensation Plan

Under the Amended and Restated 2013 Outside Director Compensation Plan, each non-employee director (i) received an annual cash retainer of $30,000, (ii) for service as chair of the Finance and Audit Committee received an additional annual cash retainer of $10,000 and (iii) for service as a non-chair member of the Finance and Audit Committee received an additional annual cash retainer of $5,000. Currently, in lieu of the above, each director is compensated in the amount of $36,666 per annum. The annual cash compensation is payable quarterly at the end of each quarter.

Total Director Compensation

A summary of compensation paid to each of our directors during fiscal year 2019 is set forth below. The table below does not include Messrs. Bleznick and Read, two of our current directors, as they were appointed to the Board in 2020.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Option Awards ($)(2)	Total ($)
Jonathan Christodoro(3) (former director)	40,000	—	—	40,000
Odysseas Kostas, M.D. (4) (former director)	35,000	—	—	35,000
Jennifer McNealey	35,000	—	—	35,000

(1)	As of December 31, 2019, none of the directors listed held any outstanding restricted stock units.
(2)	As of December 31, 2019, none of the directors listed held any outstanding stock options.
(3)	Mr. Christodoro resigned from the Board effective August 4, 2020 and was replaced by Jordan Bleznick.
(4)	Dr. Kostas resigned from the Board effective August 4, 2020 and was replaced by Randolph C. Read.

CORPORATE GOVERNANCE

Director Independence

Although our common stock is no longer listed on The Nasdaq Stock Market (“Nasdaq”), our Board continues to use the definition of independence set forth in the listing standards of Nasdaq in evaluating the independence of our directors. Our Board has determined that each current member of our Board is independent as defined by the listing standards of Nasdaq.

Meetings and Attendance

Our Board held six meetings during fiscal year 2019. Each director attended at least 75% of the total number of meetings held during fiscal year 2019 by our Board and committees of our Board of which such director was a member.

We do not have a policy requiring our directors to attend our annual stockholders’ meetings.

Board Leadership Structure

Our Board is led by a Chairperson appointed by our Board annually. The Chairperson leads our Board in its role of providing advice to, and overseeing the performance of, our Chief Executive Officer. Mr. Christodoro served as the Chairman of our Board during 2019 and through August 4, 2020, the effective date of his resignation. As of August 4, 2020, Mr. Read serves as the Chairman of the Board, and Mr. Rackear currently serves as our Chief Executive Officer. Our Board does not have a formal policy with respect to the separation of the positions of Chairperson and Chief Executive Officer. However, our Board believes that separating these positions allows the Chief Executive Officer to focus on day-to-day operations, while allowing the Chairperson to lead our Board in its primary role of review and oversight of management.

Hedging or Pledging of Company Stock

Our Company maintains a policy prohibiting our employees, officers and directors from engaging in hedging or pledging transactions involving Company stock or holding Company stock in a margin account.

Communications with Directors

Stockholders may communicate directly with our directors. All communications should be sent in care of our Secretary at our address and should prominently indicate on the outside of the envelope that it is intended for our Board or for a specific director. If no director is specified, the communication will be forwarded to the entire Board.

Standing Committees of our Board

During 2019, the three then standing members of our Board, Mr. Christodoro, Dr. Kostas and Ms. McNealey, constituted the members of our three standing committees of our Board.

Finance and Audit Committee

Our Finance and Audit Committee is currently comprised of Ms. McNealey and Mr. Read. Effective November 1, 2020, Mr. Bleznick no longer served as a member of the Finance and Audit Committee. During 2019 and through August 4, 2020, the effective date of his resignation, Mr. Christodoro acted as Chairman of our Finance and Audit Committee. Following his election to the Board on August 4, 2020, Mr. Read was appointed to act as the Chairman of the Finance and Audit Committee. Our Finance and Audit Committee held four meetings during fiscal year 2019.

In evaluating the composition of our Finance and Audit Committee, our Board has determined that each current member of the committee is independent as defined by the listing standards of Nasdaq and Rule 10A-3 under the Securities Exchange Act of 1934. Our Board has determined that Mr. Read satisfies the definition of “audit committee financial expert” within the meaning of Item 407(d)(5) of Regulation S-K.

The primary purpose of the Finance and Audit Committee is to monitor the integrity of our Company’s financial reporting process and financial statements, the systems of internal controls and controls over financial reporting, our Company’s compliance with legal and regulatory requirements, and the performance and independence of our Company’s independent registered public accounting firm. The Finance and Audit Committee is responsible for discussing with management the adequacy of our Company’s internal controls and the financial reporting process. The Finance and Audit Committee also is responsible for discussing these matters with our Company’s independent registered public accounting firm. In addition, the Finance and Audit Committee is responsible for reviewing our financial statements and discussing them with management and our Company’s independent registered public accounting firm before those financial statements are filed with the SEC. The charter of the Finance and Audit Committee may be found on our website at www.enzon.com.

Compensation Committee (Since Dissolved)

On August 7, 2020, the Board of Directors determined to dissolve the Compensation Committee since the role and function of such committee was effectively performed by the full Board. All three members of our Board constituted the Compensation Committee prior to its dissolution. Prior to its dissolution, Ms. McNealey acted as the Chairwoman of the Compensation Committee. Our Compensation Committee held three meetings during fiscal year 2019.

Prior to its dissolution, in evaluating the composition of our Compensation Committee, our Board had determined that each member of our Compensation Committee was independent as defined by the listing standards of Nasdaq.

The primary duties and responsibilities of the Compensation Committee were to oversee our overall compensation structure, policies and programs, and assess whether our compensation structure established appropriate incentives for management.

The Compensation Committee had the authority to retain, at our expense, such outside counsel, experts and other advisors as it determined appropriate to assist it in the performance of its functions, including the sole authority to retain and terminate any compensation consultant and to approve the consultant’s fees and other retention terms.

Governance and Nominating Committee (Since Dissolved)

On August 7, 2020, the Board of Directors determined to dissolve the Governance and Nominating Committee since the role and function of such committee was effectively performed by the full Board. Prior to its dissolution, all three members of our Board constituted the Governance and Nominating Committee. During 2019 and through August 4, 2020, the effective date of his resignation, Dr. Kostas acted as Chairman of the Governance and Nominating Committee. Following his election to the Board on August 4, 2020, Mr. Read was appointed to serve as the Chairman of the Governance and Nominating Committee. Our Governance and Nominating Committee held four meetings during fiscal year 2019.

Prior to its dissolution, in evaluating the composition of our Governance and Nominating Committee, the Board had determined that each member of the Governance and Nominating Committee was independent as defined by the listing standards of Nasdaq.

The Governance and Nominating Committee was responsible for reviewing and setting corporate governance policy and was responsible for making recommendations on organization and procedures, performance evaluation of our Board and individual directors, and nomination of directors.

Our Board’s Role in Risk Oversight

We, like other companies, face a variety of risks. While our Board oversees risk management, our executive officers are responsible for day-to-day risk management and provide updates to our Board as appropriate regarding risk management activities. Risk oversight is a significant component in all major Board decisions and the evaluation of risk is an important element in our Board’s decision-making process.

Code of Conduct

Our Board has adopted a Code of Conduct that is applicable to all of our directors and executive officers. Any material changes made to the Code of Conduct or any waivers granted to any of our directors and executive officers will be publicly disclosed on our website at www.enzon.com within four business days of such material change or waiver. A copy of our Code of Conduct is available on the Corporate Governance page of our website at www.enzon.com.

Compensation Committee Interlocks and Insider Participation

During fiscal year 2019, the three then-members of our Board, Mr. Christodoro, Dr. Kostas and Ms. McNealey, constituted the Compensation Committee. During fiscal year 2019, no member of our Compensation Committee, was an officer or employee of our Company, was formerly an officer of our Company, or had any relationship requiring disclosure by us under Item 404 of Regulation S-K under the Exchange Act.

During fiscal year 2019, none of our executive officers served as a member of the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board) of another entity, one of whose executive officers served on our Compensation Committee or on our Board, and none of our executive officers served as a director of another entity, one of whose executive officers served on our Compensation Committee.

BUSINESS EXPERIENCE OF EXECUTIVE OFFICERS

Set forth below is certain biographical information regarding our current executive officers.

Andrew Rackear (age 66) – Mr. Rackear has served as our Chief Executive Officer and Secretary since March 2016. Prior to that, since November 2013, Mr. Rackear provided consulting services to the Company. Mr. Rackear previously served as the Company’s Vice President and General Counsel from April 2010 to November 2013. Prior to that, Mr. Rackear served as Senior Vice President and General Counsel for NPS Pharmaceuticals, and Vice President and General Counsel for Chugai Pharma USA and Amersham Biosciences Corp, where he also served as President of North American Operations. Prior to that, Mr. Rackear engaged in litigation and commercial law practice at Marks & Murase and served as Associate General Counsel at Sharp Electronics Corp. Mr. Rackear holds a J.D. from New York University School of Law.

Mr. Rackear currently serves as our Chief Executive Officer and Secretary on a consulting basis at a rate of $325 per hour for each hour worked, together with reimbursement for reasonable expenses incurred in performing his services, pursuant to the terms of a separation agreement, as amended.

Richard L. Feinstein (age 77) – Mr. Feinstein has served as our Vice President-Finance and Chief Financial Officer since March 2016. Prior to that, Mr. Feinstein served as our Vice President - Finance and Principal Financial Officer since December 2013. Mr. Feinstein is a retired partner of KPMG LLP and currently a private consultant providing management and financial advice to clients in a variety of industries. From 2015 to 2019, he provided financial consulting services to General Cannabis Corp, a public company. During July 2016, he provided consulting services to Hamaspik, Inc. From September 2010 to July 2013, as a consultant, he was the Chief Financial Officer of Ameritrans Capital Corporation. From April 2004 to December 2004, Mr. Feinstein, as a consultant, served as Chief Financial Officer for Image Technology Laboratories, Inc., a developer and provider of radiological imaging, archiving and communications systems. From December 1997 to October 2002, Mr. Feinstein was a Senior Vice-President and Chief Financial Officer for The Major Automotive Companies, Inc., formerly a diversified holding company, but now engaged solely in retail automotive dealership operations. Mr. Feinstein has served on boards of both publicly-held and not-for-profit enterprises. Mr. Feinstein previously served as a board member and chair of the audit committee of MKTG, Inc.; a board member and chief financial officer of the not-for-profit USA Fitness Corps; a board member and chair of the audit committee of EDGAR Online, Inc., a board member and chair of the finance committee of the New York Road Runners and a member of the executive committee of the Association for a Better New York. Mr. Feinstein, a certified public accountant, received a BBA degree from Pace University. Mr. Feinstein also served in the United States Marine Corps.

Mr. Feinstein currently serves as our Vice President-Finance and Chief Financial Officer on a consulting basis at a rate of $325 per hour for each hour worked, together with reimbursement for reasonable expenses incurred in performing his services, pursuant to the terms of an independent contractor agreement, as amended.

There are no family relationships among any of our directors or executive officers.

EXECUTIVE COMPENSATION

The following individuals were our named executive officers for fiscal year 2019, whom we refer to in this proxy statement as our named executive officers:

Andrew Rackear – Mr. Rackear currently serves as our Chief Executive Officer and Secretary. During fiscal year 2019, Mr. Rackear served as our Chief Executive Officer and Secretary on a consulting basis at a rate of $300 per hour for each hour worked, together with reimbursement for reasonable expenses incurred in performing his services, pursuant to the terms of a separation agreement, as amended.

Richard L. Feinstein – Mr. Feinstein currently serves as our Vice President - Finance and Chief Financial Officer. During fiscal year 2019, Mr. Feinstein served as our Vice President-Finance and Principal Financial Officer on a consulting basis at a rate of $300 per hour for each hour worked, together with reimbursement for reasonable expenses incurred in performing his services, pursuant to the terms of an independent contractor agreement, as amended.

Historical Compensation of our Named Executive Officers

The following table sets forth information concerning compensation earned for services rendered to us by our named executive officers for fiscal year 2019 and fiscal year 2018.

Summary Compensation Table

Name and Principal Position	Year	Bonus ($)	All Other Compensation ($)(1)	Total ($)
Andrew Rackear	2019	—	173,513	173,513
Chief Executive Officer and Secretary	2018	—	161,796	161,796

Richard L. Feinstein	2019	—	160,875	160,875
Vice President - Finance and Chief Financial Officer	2018	—	151,116	151,116

(1)	The amounts in this column for Mr. Rackear reflect fees and expenses related to his services rendered as our Chief Executive Officer and Secretary on a consulting basis. The amounts in this column for Mr. Feinstein reflect fees and expenses related to his services rendered as our Vice President - Finance and Principal Financial Officer on a consulting basis. Neither Mr. Rackear nor Mr. Feinstein received a base salary for fiscal year 2019 or 2018.

Outstanding Equity Awards at December 31, 2019

The following table sets forth information with respect to outstanding equity awards held by each of our named executive officers as of December 31, 2019.

	OPTION AWARDS					STOCK AWARDS
Name	Number of Securities Underlying Unexercised Options (#) Exercisable(1)	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price(1) ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Andrew Rackear	25,000	—	—	2.93	1/17/2022	—	—	—	—

Richard L. Feinstein	—	—	—	—	—	—	—	—	—

(1)	The amounts in this column reflect equitable adjustments that were approved by the Compensation Committee and made to the stock options in connection with the special cash dividend of $1.60 per share of common stock that we paid on June 4, 2013, the special cash dividend of $0.45 per share of common stock that we paid on December 23, 2013, the special cash dividend of $0.10 per share of common stock that we paid on January 28, 2015, the special cash dividend of $0.50 per share of common stock that we paid on August 12, 2015, the special cash dividend of $0.25 per share of common stock that we paid on December 29, 2015, the special cash dividend of $0.15 per share of common stock that we paid on December 12, 2016, the special cash dividend of $0.15 per share of common stock that we paid on September 28, 2017, the special cash dividend of $0.06 per share of common stock that we paid on March 21, 2019 and the special cash dividend of $0.12 per share of common stock that we paid on October 15, 2019.

Potential Payments Upon Termination or Change in Control

None of our named executive officers is covered by a severance or change in control agreement and, accordingly, none of our named executive officers would have been entitled to receive any termination or change in control-related payments as of December 31, 2019.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information as of December 31, 2019 regarding shares of our common stock that may be issued under our equity compensation plans consisting of the 2011 Stock Option:

	Equity Compensation Plan Information
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted Average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plan (excluding securities referenced in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders:	41,787	$2.93	4,632,784
Equity compensation plans not approved by security holders:	—	—	—
Total	41,787	$2.93	4,632,784

TRANSACTIONS WITH RELATED PERSONS

Our Board has adopted a formal written policy that we will not enter into any “related party transaction” (defined consistent with Item 404 of Regulation S-K under the Exchange Act) unless the Finance and Audit Committee or a comparable committee of disinterested directors approves such transaction. No member of the Finance and Audit Committee or comparable committee shall participate in the review or approval of any related party transaction or any material amendment thereto where that member is a related party in that transaction. In reviewing and approving any related party transaction or any material amendment thereto, the Finance and Audit Committee or comparable committee shall satisfy itself that it has been fully informed as to the related party’s relationship and interest and as to the material facts of the proposed related party transaction or material amendment, and shall determine that the related party transaction or material amendment thereto is fair to our Company.

Since January 1, 2019, there have been no such related party transactions, other than on September 1, 2020, we entered into a non-exclusive Investment Agreement with Icahn Capital LP in connection with our recently completed rights offering whereby Icahn Capital LP, together with its affiliates, owned at such time approximately 15% of our outstanding shares of common stock. Pursuant to the Investment Agreement, Icahn Capital LP agreed to subscribe for its pro-rata share of our rights offering and to purchase all units that remained unsubscribed for at the expiration of our rights offering to the extent that other holders elected not to exercise all of their respective subscription rights. Before giving effect to the rights offering, Icahn Capital LP, which, together with its affiliates, beneficially owned approximately 15% of our common stock.

Pursuant to the rights offering, Icahn Capital LP, together with its affiliates, subscribed for 5,971 units (its pro-rata share of the rights offering) representing the purchase of 4,478,250 shares of common stock and 5,971 shares of Series C preferred stock). In addition, Icahn Capital LP also purchased all units that remained unsubscribed for at the expiration of the rights offering to the extent that other holders elected not to exercise all of their respective subscription rights, which totaled 33,306 units representing the purchase of 24,979,500 shares of common stock and 33,306 shares of Series C preferred stock. Following the completion of the rights offering, Icahn Capital LP, together with its affiliates, owned approximately 48% of our outstanding common stock and approximately 98% of our outstanding Series C preferred stock.

No fees were paid by the Company to Icahn Capital LP in consideration of such investment commitment. In connection with the execution of the Investment Agreement, the parties agreed to terminate the Standstill Agreement, dated December 18, 2016, by and between the Company, Icahn Capital LP and the other affiliated parties identified therein, so that it is of no further force or effect; and waived the applicability of Section 203 of the Delaware General Corporation Law of the State of Delaware to Icahn Capital LP and its affiliates. In addition, we agreed to use our best efforts to register for resale all of the shares of our common stock held by Icahn Capital LP and its affiliates following the closing of our rights offering.

REPORT OF THE FINANCE AND AUDIT COMMITTEE OF
THE BOARD OF DIRECTORS

Our Finance and Audit Committee is currently comprised of Ms. McNealey and Mr. Read. Our Finance and Audit Committee consists of two independent members of our Board as defined in Rule 5605(a)(2) of the listing standards of Nasdaq. Our Board adopted a written charter for the Finance and Audit Committee, a copy of which is available on our website at www.enzon.com.

The primary purpose of the Finance and Audit Committee is to monitor the integrity of our financial reporting process and financial statements, the systems of internal controls and controls over financial reporting, the compliance by our Company with legal and regulatory requirements, and the performance and independence of our independent registered public accounting firm. Our management is responsible for the preparation, presentation and integrity of our financial statements and for the maintenance of policies and internal controls necessary to assure compliance with accounting standards and applicable laws and regulations. Our independent registered public accounting firm is responsible for planning and conducting an audit of our consolidated financial statements and reviews of our quarterly financial statements and performing such other procedures required by applicable Statements of Auditing Standards. Our independent registered public accounting firm audits the annual financial statements prepared by management, expresses an opinion as to whether those financial statements present fairly, in all material respects, our financial position, results of operations and cash flows in conformity with accounting principles generally accepted in the United States and discusses with us their independence and any other matters they are required to discuss with us or that they believe should be raised with us. We oversee these processes, although we must rely on the information provided to us and on the representations made by management and our independent registered public accounting firm.

Our Finance and Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2019 with management. Furthermore, our Finance and Audit Committee has discussed with our independent registered public accounting firm, EisnerAmper LLP, the matters required to be discussed by Statement of Auditing Standards No. 61, as amended. Also, our Finance and Audit Committee has received the written disclosures and letter from EisnerAmper LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding EisnerAmper LLP’s communications our Finance and Audit Committee concerning independence, and has discussed with EisnerAmper LLP such auditing firm’s independence. Based on these reviews and discussions, our Finance and Audit Committee recommended that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2019, the last fiscal period for filing such report with the SEC.

THE FINANCE AND AUDIT COMMITTEE

Randolph C. Read, Chairman*±
Jennifer McNealey

*	In 2019, Mr. Christodoro acted as the Chairman of the Finance and Audit Committee. Mr. Christodoro and Dr. Kostas resigned from the Board effective August 4, 2020.

±	Appointed to our Finance and Audit Committee on August 4, 2020, upon the resignation of Dr. Kostas.

The foregoing report of the Finance and Audit Committee does not constitute soliciting material and shall not be deemed filed, incorporated by reference into or a part of any other filing by the Company (including any future filings) under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except to the extent the Company specifically incorporates such report by reference therein.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information as of the close of business on October 29, 2020 concerning stock ownership of (i) each person known by us to own beneficially more than 5% of our outstanding common stock, (ii) each director as of such date, (iii) each of our named executive officers, and (iv) all of our directors and executive officers as a group. Information set forth in this table as to our directors, named executive officers and all directors and executive officers as a group is based upon information supplied by these individuals. Information in this table as to our greater than 5% stockholders is based solely upon the Schedules 13D or 13G filed by these stockholders with the SEC. Where information is based on a Schedule 13D or 13G, the number of shares owned is as of the date for which information was provided in such schedules.

Name and Address of Beneficial Owner or Identity of Group(1)	Amount and Nature of Beneficial Ownership(2)		Percentage of Voting Stock Outstanding(3)
Jordan Belznick	—		—
Jennifer McNealey	—		—
Andrew Rackear	25,000	(4)	*
Richard L. Feinstein	—		—
Randolph C. Read	—		—
Carl C. Icahn and affiliated entities	36,056,636	(5)	48.6%
Jonathan Couchman and affiliated entities	7,851,454	(6)	10.6%
All Directors and Executive Officers as a group (5 persons)	25,000	(4)	*

*	Less than one percent
(1)	The address for each of the executive officers and directors listed in this table is c/o Enzon Pharmaceuticals, Inc., 20 Commerce Drive, Suite 135, Cranford, New Jersey, 07016.
(2)	Beneficial ownership is determined in accordance with the rules of the SEC that deem shares to be beneficially owned by any person who has or shares voting or investment power with respect to such shares. With respect to each person set forth in the table, shares subject to stock options, if any, held by such person that were exercisable as of October 29, 2020 or will become exercisable within 60 days after October 29, 2020 and restricted stock units, if any, held by such person that vest within 60 days of October 29, 2020 are deemed to be outstanding and to be beneficially owned by such person for the purpose of computing the percentage ownership of such person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated below, the persons and entities named in the table have sole voting and sole investment power with respect to all the shares beneficially owned, subject to community property laws where applicable.
(3)	Based on 74,214,603 shares of common stock, which were issued and outstanding as of the close of business on October 29, 2020. Each share of common stock is entitled to one vote. The percentage of voting stock outstanding for each person set forth in the table is calculated by dividing (i) the number of shares of common stock deemed to be beneficially held by such person as of October 29, 2020 by (ii) the sum of (A) the number of shares of common stock outstanding as of October 29, 2020, plus (B) the number of shares of common stock subject to stock options, if any, held by such person that were October as of October 29, 2020 or will become exercisable within 60 days after October 29, 2020, plus (C) restricted stock units, if any, held by such person that vest within 60 days of October 29, 2020.
(4)	Represents 25,000 shares subject to options, which were exercisable as of October 29, 2020.
(5)	Information concerning stock ownership was obtained from Amendment No. 13 to the Schedule 13D filed with the SEC on October 14, 2020 by Carl C. Icahn and various entities affiliated with him. The address for Carl C. Icahn and entities affiliated with him is 16690 Collins Avenue, Suite PH-1, Sunny Isles Beach, FL 33160. Mr. Icahn was reported to share voting and dispositive power over all 36,056,636 shares with entities affiliated with him.
(6)	Information concerning stock ownership was obtained from Amendment No. 2 to the Schedule 13D filed with the SEC on September 17, 2020 by Jonathan Couchman (“Mr. Couchman”), Couchman Family Fund (the “Foundation”), Xstelos Corp. (“Xstelos”) and Myrexis, Inc. (“Myrexis”). The principal business address for Mr. Couchman, the Foundation and Myrexis is Couchman Management LLC, 600 Fifth Avenue, 2nd Floor, New York, NY 10020. The principal business address for Xstelos is 1105 North Market Street, Suite 1300, Wilmington, DE 19801.

PROPOSAL NO. 2 – RATIFICATION OF THE APPOINTMENT OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our Finance and Audit Committee has appointed EisnerAmper LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020. Our Board recommends that the stockholders ratify the appointment of EisnerAmper LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020 at the 2020 Annual Meeting. Representatives of EisnerAmper LLP are expected to be present at the 2020 Annual Meeting, and they will have an opportunity to make a statement if they so desire and be available to respond to appropriate questions.

Pre-Approval Policies and Procedures

The Finance and Audit Committee is required to pre-approve the audit and non-audit services performed by our independent registered public accounting firm in order to assure that the provision of such services does not impair the accountants’ independence. The Finance and Audit Committee specifically pre-approves all audit fees, audit related fees, tax service fees and all other fees. The Finance and Audit Committee has delegated authority to the Chair of the Finance and Audit Committee to approve any services not specifically pre-approved by the Finance and Audit Committee provided that disclosure of such services and fees is made to the Finance and Audit Committee at the next scheduled meeting following such approval.

Audit Fees, Audit Related Fees, Tax Fees and All Other Fees

The following table sets forth the aggregate fees paid or payable for services provided to us by EisnerAmper LLP for professional services rendered for the fiscal years ended December 31, 2019 and 2018. The Finance and Audit Committee, considered whether the provision of these services by EisnerAmper LLP was compatible with maintaining each firm’s independence and concluded that EisnerAmper LLP was “independent.”

	EisnerAmper LLP
	Fiscal Year Ended December 31, 2019	Fiscal Year Ended December 31, 2018
Audit Fees(1)	$93,600	$93,600
Audit-Related Fees	—	—
Tax Fees(2)	7,800	13,300
All Other Fees	—	—
Total Fees	$101,400	$106,900

(1)	For fiscal years 2019 and 2018, “Audit Fees” paid or payable to EisnerAmper LLP related to services in connection with the audit of our annual consolidated financial statements, review of quarterly financial statements, issuance of consents, review of documents filed with the SEC and accounting consultations.
(2)	For fiscal years 2019 and 2018, “Tax Fees” paid or payable to EisnerAmper LLP related to tax preparation services and tax consulting services.

Vote Required

The ratification of the appointment of EisnerAmper LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020 requires the favorable vote of a majority of the shares present or represented by proxy at the 2020 Annual Meeting and entitled to vote thereon. Abstentions from voting will have the same effect as voting against the ratification, and broker non-votes, if any, will be disregarded and have no effect on the outcome of the vote. The ratification of the appointment of EisnerAmper LLP is a matter considered routine under applicable rules. A broker or other nominee may generally vote on routine matters and therefore no broker non-votes are expected to exist in connection with this Proposal No. 2.

Recommendation

Our Board recommends that you vote “FOR” the ratification of the appointment of EisnerAmper LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020 (Proposal No. 2 on the proxy card).

PROPOSAL NO. 3 – APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

In accordance with Section 14A of the Exchange Act, our Board is asking our stockholders to approve an advisory resolution on executive compensation. The advisory vote is a non-binding vote on the compensation of our named executive officers. The vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the practices described in this proxy statement. The text of the resolution is as follows:

RESOLVED, that the stockholders of Enzon Pharmaceuticals, Inc. hereby approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the proxy statement for the Company’s 2020 Annual Meeting of stockholders pursuant to Item 402 of Regulation S-K, including the Summary Compensation Table and related compensation tables and narrative discussion within the “Executive Compensation” section of the Company’s proxy statement.

We urge you to read the Summary Compensation Table and other related compensation tables and narrative disclosure which provide additional details about the compensation of our named executive officers during fiscal year 2019 whose compensation is disclosed in this proxy statement.

The vote to approve the compensation of our named executive officers described in this Proposal No. 3, which is referred to as a “say-on-pay advisory vote,” is advisory, and is therefore not binding on us or our Board. Although non-binding, our Board values the opinions that stockholders express in their votes on this Proposal No. 3 and will consider the outcome of the vote when making future decisions regarding the compensation of our named executive officers as it deems appropriate.

Vote Required

The approval, on an advisory (non-binding) basis, of the compensation of our named executive officers as described in this proxy statement requires the favorable vote of a majority of the votes cast by the shares present or represented by proxy at the 2020 Annual Meeting. Abstentions from voting and broker non-votes, if any, will have no effect on the vote to approve, on an advisory (non-binding) basis, of the compensation of our named executive officers.

Recommendation

Our Board recommends that you vote “FOR” the approval, on an advisory basis, of the compensation of our named executive officers as disclosed in this proxy statement pursuant to the compensation disclosure rules of the Exchange Act (Proposal No. 3 on the proxy card).

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Ownership of and transactions in our common stock by our executive officers and directors and owners of 10% or more of outstanding our common stock are required to be reported to the SEC pursuant to Section 16(a) of the Exchange Act. Based solely on our review of these reports and written representations from certain reporting persons, during fiscal year 2019, all such reports were filed in a timely manner.

ANNUAL REPORT TO STOCKHOLDERS

We will provide to each of our stockholders, without charge and upon written request, a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2019. Any such written request should be directed to our Secretary, Enzon Pharmaceuticals, Inc., at 20 Commerce Drive, Suite 135, Cranford, New Jersey 07016. A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2019 can also be obtained by clicking the SEC Filings link from the Investors and Media page on our website at www.enzon.com or directly from the SEC’s website at www.sec.gov. Our website and the information contained therein or connected thereto are not intended to be incorporated into this proxy statement.

STOCKHOLDER PROPOSALS

Stockholder proposals intended for inclusion in the proxy statement for next year’s annual meeting of stockholders pursuant to Rule 14a-8 under the Exchange Act must be directed to the Secretary, Enzon Pharmaceuticals, Inc., at 20 Commerce Drive, Suite 135, Cranford, New Jersey 07016, and must be received by August 20, 2021, provided that, if the date of next year’s annual meeting changes by more than 30 days from the one-year anniversary of the 2020 Annual Meeting (i.e., December 18, 2021), then the deadline is a reasonable time before we begin to print and send proxy materials for such annual meeting. In order for proposals of stockholders made outside of Rule 14a-8 under the Exchange Act to be considered timely in accordance with the Company’s Second Amended and Restated Bylaws, such proposals must be received by the Secretary at the above address no earlier than August 20, 2021 and no later than September 19, 2021, provided that, if the date of next year’s annual meeting changes by more than 25 days from the one-year anniversary of the 2020 Annual Meeting (i.e., December 18, 2021), such proposals must be received by the Secretary at the above address by the close of business on the 10th day following the day on which notice of the date of the annual meeting was mailed or public disclosure of the date of the annual meeting was made, whichever first occurs.

OTHER MATTERS

Our Board is not aware of any other matters that are to be presented for action at the 2020 Annual Meeting. However, if any other matters properly come before the 2020 Annual Meeting, your shares of Common Stock will be voted in accordance with the discretion of the designated proxy holders (who are identified on the enclosed proxy card).

It is important that your shares of Common Stock be represented at the 2020 Annual Meeting, regardless of the number of shares that you hold. You are, therefore, urged to vote by using the Internet as instructed on the enclosed proxy card or execute and return, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.

By Order of the Board of Directors,

/s/ Andrew Rackear
Andrew Rackear
Chief Executive Officer and Secretary
Cranford, New Jersey
October 30, 2020

ENZON PHARMACEUTICALS, INC. PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY. Signature_____________________________________ Signature, if held jointly____________________________________ Date_____________, 2020 Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such. Please mark your votes like this X 16853 Enzon Pharma Proxy Card_REV1 Front CONTROL NUMBER PROXY UNLESS OTHERWISE DIRECTED, THIS PROXY WILL BE VOTED “FOR” EACH OF THE NOMINEES TO THE BOARD OF DIRECTORS LISTED IN PROPOSAL NO. 1 AND “FOR” PROPOSALS NO. 2 AND 3 AND WILL BE VOTED IN THE DISCRETION OF THE PROXIES ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE 2020 ANNUAL MEETING. THE BOARD OF DIRECTORS HAS PROPOSED AND RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” EACH OF THE NOMINEES TO THE BOARD OF DIRECTORS LISTED IN PROPOSAL NO. 1 AND “FOR” PROPOSALS NO. 2 AND 3. FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED 1. To elect three (3) directors, each for a one-year term expiring at the Company’s next annual meeting of stockholders and until such director’s successor is elected and qualified. (1) Jordan Bleznick (2) Jennifer McNealey (3) Randolph C. Read FOR AGAINST ABSTAIN THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL NOMINEES: 3. To approve, on an advisory basis, the compensation of the Company’s named executive officers. 4. Such other matters as may properly come before the 2020 annual meeting or any adjournment or postponement thereof. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS NOS. 2 AND 3. VOTE ON INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ADVISORY SAY-ON-PAY VOTE 2. To ratify the appointment of EisnerAmper LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020. FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN Mark here if you plan to attend the meeting. For address changes/comments, please check this box and write them below, to the left, where indicated. Address changes/comments: YES NO INTERNET – www.cstproxyvote.com Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares. Vote at the Meeting – If you plan to attend the virtual online annual meeting, you will need your 12 digit control number to vote electronically at the annual meeting. To attend: http://www.cstproxy.com/enzon/2020 MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided. Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on December 17, 2020. YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. IMMEDIATE - 24 Hours a Day, 7 Days a Week or by Mail Vote by Internet - QUICK EAS Y

FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ENZON PHARMACEUTICALS, INC. ANNUAL MEETING OF STOCKHOLDERS THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS Friday, December 18, 2020 PROXY THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS 16853 Enzon Pharma Proxy Card_REV1 Back The undersigned hereby appoints Andrew Rackear and Richard L. Feinstein, and each of them, as proxies, with full power of substitution in each of them, and hereby authorizes each of them to represent and to vote, as designated on the reverse side, on all proposals and in the discretion of the proxies on such other matters as may properly come before the 2020 annual meeting of stockholders of Enzon Pharmaceuticals, Inc. (the “Company”) to be held on December 18, 2020 at 11:00 a.m., local time, or any adjournment(s), postponement(s), or other delays thereof (the “2020 Annual Meeting”), all shares of common stock of the Company to which the undersigned is entitled to vote at the 2020 Annual Meeting. IF YOU SIGN AND RETURN THE ENCLOSED PROXY CARD BUT DO NOT INDICATE YOUR VOTE, THE DESIGNATED PROXY HOLDERS WILL VOTE YOUR SHARES “FOR” EACH OF THE NOMINEES TO THE BOARD OF DIRECTORS LISTED IN PROPOSAL NO. 1 AND “FOR” PROPOSALS NOS. 2 AND 3. Important Notice Regarding the Availability of Proxy Materials for the 2020 Annual Meeting of Stockholders to be held on December 18, 2020 Our Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2019 are available online at: http://www.cstproxy.com/enzon/2020 (Continued, and to be marked, dated and signed, on the other side)